Exhibit 24

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of August, 2012.

/s/ Ronald E. Blaylock
Ronald E. Blaylock
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13 day of August, 2012.

/s/ Rakesh Gangwal
Rakesh Gangwal
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21 day of August, 2012.

/s/ Jeffrey E. Garten
Jeffrey E. Garten
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14 day of August, 2012.

/s/ Shira Goodman
Shira Goodman
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 22 day of August, 2012.

/s/ W. Robert Grafton
W. Robert Grafton
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13 day of August, 2012.

/s/ Edgar H. Grubb
Edgar H. Grubb
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of August, 2012.

/s/ Mitchell D. Steenrod
Mitchell D. Steenrod
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21 day of August, 2012.

/s/ Thomas G. Stemberg
Thomas G. Stemberg
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14 day of August, 2012.

/s/ Vivian M. Stephenson
Vivian M. Stephenson
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16 day of August, 2012.

/s/ Beth A. Stewart
Beth A. Stewart
Director

CarMax, Inc.

Power of Attorney

The undersigned hereby constitutes and appoints Thomas J. Folliard and Thomas W. Reedy his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of 11,000,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 25, 2012, such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys-in-fact, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21 day of August, 2012.

/s/ William R. Tiefel
William R. Tiefel
Director